                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        08/31

Date of reporting period:       08/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Fund

Annual Report to Shareholders

August 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and during the 3-year, 5-year and 10-year periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class A	26.63%	14.59%	-2.24%	6.28%
Class B	25.21%	13.58%	-3.07%	5.42%
Class C	25.44%	13.64%	-3.04%	5.45%
MSCI EAFE Index+	23.58%	18.25%	1.25%	5.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/05
Scudder International Fund	1-Year	3-Year	Life of Class*
Institutional Class	27.18%	15.23%	-.11%
MSCI EAFE Index+	23.58%	18.25%	3.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 8/31/05	$ 47.44	$ 46.74	$ 46.74	$ 47.58
8/31/04	$ 37.86	$ 37.36	$ 37.35	$ 37.99
Distribution Information: Twelve Months: Income Dividends as of 8/31/05	$ .46	$ .06	$ .11	$ .68
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	192	9
3-Year	91	of	175	52
5-Year	85	of	128	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,934	$14,182	$8,415	$17,323
	Average annual total return	19.34%	12.35%	-3.39%	5.65%
Class B	Growth of $10,000	$12,221	$14,451	$8,474	$16,948
	Average annual total return	22.21%	13.06%	-3.26%	5.42%
Class C	Growth of $10,000	$12,544	$14,676	$8,568	$16,995
	Average annual total return	25.44%	13.64%	-3.04%	5.45%
MSCI EAFE Index+	Growth of $10,000	$12,358	$16,537	$10,639	$17,207
	Average annual total return	23.58%	18.25%	1.25%	5.58%

The growth of $10,000 is cumulative.

Scudder International Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,271,800	$1,529,900	$994,800
	Average annual total return	27.18%	15.23%	-.11%
MSCI EAFE Index+	Growth of $1,000,000	$1,235,800	$1,653,700	$1,149,200
	Average annual total return	23.58%	18.25%	3.03%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class AARP and S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/05
Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class S	27.06%	14.99%	-1.94%	6.60%
Class AARP	26.66%	14.76%	-2.05%	6.54%
MSCI EAFE Index+	23.58%	18.25%	1.25%	5.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/05	$ 47.60	$ 47.74
8/31/04	$ 38.03	$ 38.10
Distribution Information: Twelve Months: Income Dividends as of 8/31/05	$ .51	$ .61
Growth of an Assumed $10,000 Investment
[] Scudder International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended August 31
Comparative Results as of 8/31/05
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,706	$15,205	$9,067	$18,955
	Average annual total return	27.06%	14.99%	-1.94%	6.60%
Class AARP	Growth of $10,000	$12,666	$15,115	$9,014	$18,844
	Average annual total return	26.66%	14.76%	-2.05%	6.54%
MSCI EAFE Index+	Growth of $10,000	$12,358	$16,537	$10,639	$17,207
	Average annual total return	23.58%	18.25%	1.25%	5.58%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	192	8
3-Year	73	of	175	42
5-Year	77	of	128	59
10-Year	9	of	51	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,048.90	$1,042.60	$ 1,044.00	$ 1,048.50	$ 1,050.40	$ 1,051.30
Expenses Paid per $1,000*	$ 6.30	$ 12.20	$ 10.97	$ 6.61	$ 4.70	$ 3.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,019.06	$ 1,013.26	$ 1,014.47	$ 1,018.75	$ 1,020.62	$ 1,021.32
Expenses Paid per $1,000*	$ 6.21	$ 12.03	$ 10.82	$ 6.51	$ 4.63	$ 3.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder International Fund	1.22%	2.37%	2.13%	1.28%	.91%	.77%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.*

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equity: New York.

Portfolio manager for EAFE Equities and Global Equities.

* Effective September 30, 2005, Mr. Knerr became Portfolio Manager of the fund. In addition, effective September 30, 2005, Deutsche Asset Management Services Ltd. is no longer the subadvisor for the fund.

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund's strategy and the market environment during the one-year period ended August 31, 2005. Mr. Tedder was lead portfolio manager of the fund until September 30, 2005. As of that date, Matthias Knerr assumed the fund's management duties.

Q:  How did international equity markets perform during the past year?

A:  Both developed and emerging markets performed very well during the past year, with each strongly outpacing the US market. The MSCI EAFE Index returned 23.58% for the period, while the MSCI Emerging Markets Index returned 41.83%.1 The US market, as gauged by the S&P 500 Index, returned 12.56%.2

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major indices.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

With respect to the MSCI EAFE Index, benchmark of the Scudder International Fund, currency fluctuations did not have a major effect on performance. While the US dollar declined versus the basket of international currencies in the latter half of 2004, it rebounded strongly during the first eight months of 2005. This recovery negated the additional return that dollar-based investors gained from the falling dollar (and the corresponding rise in overseas currencies) during the first part of the reporting period.3

From a sector perspective, energy and materials easily outpaced the broader benchmark. The energy sector was a clear beneficiary of the rising price of oil, which topped the $70 per barrel mark before settling at $66.81 on the final day of the reporting period. In comparison, oil stood at just under $40 per barrel on August 31, 2004.4 As a result, major oil producers across the world benefited from a profit windfall. With respect to the materials sector, the Chinese industrial build-out has raised the demand for raw materials and as a result has exacerbated global supply-demand imbalances. Chinese demand for metals (copper, iron, steel, ores) and construction materials allowed key producers to gain pricing power, pushing the sector return well ahead of that of the index.

4 Source: US Energy Information Administration.

The two key laggards over the period were information technology (IT) and health care. Within IT, a lack of pricing power hurt many key industries, including Internet software and services, personal computers and office electronics. Coupled with weakness in semiconductor (computer chip) stocks, IT was unable to keep pace with the broader index. In the health care sector, pharmaceutical companies were pressured by increasing government scrutiny over several product lines.

Country returns within EAFE generally reflected the divergence in sector performance. Countries with strong production of oils and metals (such as Australia and Norway) outperformed by a wide margin, while those with greater IT exposure — such as Ireland — generally lagged.

Q:  Will you discuss the fund's performance results?

A:  The Class A shares of the fund returned 26.63%, outperforming the 23.58% return of the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) The fund also outpaced the 22.60% average return of the 192 funds in its Lipper peer group, International Large-Cap Core Funds, and finished in the top decile of the group for the annual period.5

5 Source: Lipper Inc. as of 8/31/05. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the International Large Cap Core Funds category. Past performance is no guarantee of future results. According to Lipper international large cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the United States, with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/CitigroupWorld ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash-flow ratio, price-to-book ratio and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-US BMI.

Q:  What factors helped the fund's performance?

A:  The fund benefited from its positioning in the emerging markets and Japan. Investment opportunities were plentiful within the emerging markets, with key themes ranging from the growing wealth in Eastern Europe to the emerging middle classes in Asia. The fund benefited from exposure to emerging market financial services companies, as consumer lending, credit card expansion and mortgage loan growth continue to grow strongly. Two examples are ICICI Bank Ltd. (India) and OTP Bank Rt (GDR) (Hungary), both strong contributors to fund performance during the annual period. Several emerging market nations with metals and energy resources, as noted in the previous section, also were outperformers. The fund was aided by positions in materials producers, including Brazil's Companhia Vale do Rio Doce SA (iron and ferrous metals) and South Korea's POSCO (rolled steel). Energy producers and distributors within the emerging markets — such as Petroleo Brasileiro SA (Brazil) and OAO Gazprom (Russia) — also added to return. (As of August 31, 2005, the position in POSCO was sold.)

Japan was one of the worst country performers within the developed-markets region, but the fund's holdings in the country — the second largest in the EAFE benchmark — outperformed. Our stock selection in Japan was particularly good within industrials (aided by our position in the trading company Mitsubishi Corp.) and information technology stocks.

The information technology sector, the worst performer within the EAFE Index, was significantly affected by the poor performance of Asian tech stocks. The fund, however, was able to more than double the sector's weak return thanks to strong stock selection in Japan (as noted above), Taiwan and South Korea. Among the stocks that helped the fund's relative performance were Hoya Corp., Hon Hai Precision Industry Co., Ltd. and Samsung Electronics Co., Ltd.

Q:  What elements of the fund's positioning hurt performance?

A:  Although the fund's performance was positive in both absolute and relative terms, there were a few detractors from performance. Our only notable underperformance on a sector basis was in health care, where several of the fund's holdings in Europe — including AstraZeneca PLC and Smith & Nephew — lagged. In addition, relative performance was affected by the portfolio's underweight in Sanofi-Aventis, the French pharmaceutical leader. Synergies created by the merger of Sanofi-Synthelabo and Aventis, aided by the French government to create a "national champion," helped the stock outperform the European health care sector during the period.6 (As of August 31, 2005, the positions in Smith & Nephew and Sanofi-Aventis were sold.)

6 An underweight is a weighting in a stock or industry lower than that of the benchmark. An overweight is a weighting in a stock or industry greater than that of the benchmark.

The other source of negative performance was the fund's underweight in Australia. Materials stocks in the country returned in excess of 50% in US dollar terms, but our nonholding of these stocks meant that the portfolio did not benefit from the rally.

Q:  How is the fund positioned on a regional basis?

A:  The fund's largest overweight was within the emerging markets, where the fund had exposure to Eastern Europe, Asia and Latin America. The fund also maintained an overweight in Europe, where the elevated level of discontent that resulted in the resounding "no" vote against the ratification of the European Union constitution may lead to real structural reform for the first time in years. Although perhaps not the ideal choice for many, President Chirac's newly appointed prime minister Dominique de Villepin appears to be serious about addressing the level of French unemployment, which currently stands above 10%. In Germany, we believe there is an even greater prospect for change with the upcoming early elections, to be held in late September, likely to lead to a change in government. Change is also happening at the corporate level in Germany, as underperformance is no longer being tolerated.

The fund was underweight in the Pacific Basin ex-Japan area, mostly the result of our lower allocation to the Australian market. The other major underweight was in the United Kingdom, where we feel that economic imbalances still exist. As is the case in the United States, the UK consumer is burdened by high household mortgage debt and consumer credit, and we believe that this will continue to affect the British economy.

Q:  What is your strategy and outlook for the fund?

A:  While we continue to find investment opportunities on the company level, we are mindful of the risks currently overhanging the global economy. Included among those risks are the high levels of housing prices and consumer debt in the United States, the rising price of oil and the possibility of inflation.

In the more immediate future, though, we continue to believe that company managements will be measured by their ability to successfully reinvest record high levels of cash flow using one of three strategies:

Funding attractive internal growth opportunities through rising capital expenditures

Returning excess cash to shareholders

Participating in merger and acquisition (M&A) activity

Up until this point, we have shown a clear preference for companies whose managements have chosen either the first or second option. However, the third option has become a more attractive strategy, in our view. In an environment of low bond yields and high equity cash flow yields, reinvesting capital by way of corporate activity may currently be a more efficient use of capital than has often been the case historically. Of course, we have to be wary of overzealous managements overpaying for acquisitions, but deals executed at reasonable prices and based on realistic assumptions could be significantly value-enhancing. Positive share price reactions to some recent transactions as of late appear to validate this view. Therefore, we will be assessing the merits of M&A activity as a use of corporate cash flows with a more open mind than we have historically.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are optimistic about the prospects for many companies. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	8/31/05	8/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	8/31/05	8/31/04

Europe (excluding United Kingdom)	53%	44%
Japan	21%	23%
United Kingdom	17%	25%
Pacific Basin	8%	7%
Latin America	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/05	8/31/04

Financials	29%	27%
Consumer Discretionary	16%	14%
Industrials	10%	8%
Energy	9%	10%
Health Care	7%	10%
Materials	7%	6%
Telecommunication Services	6%	8%
Information Technology	6%	7%
Consumer Staples	6%	6%
Utilities	4%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2005 (22.5% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.2%
2. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.7%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.4%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.2%
5. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.2%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.1%
7. Mitsubishi Corp. Operator of a general trading company	Japan	2.0%
8. Eni SpA Provider of oilfield and engineering services	Italy	1.9%
9. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.9%
10. Mizuho Financial Group, Inc. Provider of financial services	Japan	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2005

	Shares	Value ($)

Common Stocks 99.5%
Australia 1.9%
Australia & New Zealand Banking Group Ltd.	952,498	15,995,344
Macquarie Airports	5,879,100	14,199,803
(Cost $27,113,792)		30,195,147
Austria 0.7%
Wienerberger AG (Cost $8,219,445)	257,024	10,606,243
Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	369,218	12,697,407
Petroleo Brasileiro SA (ADR)	170,230	10,649,589
(Cost $9,149,642)		23,346,996
Finland 2.0%
Nokia Oyj	543,697	8,560,268
Nokia Oyj (ADR)	230,796	3,639,653
Nokian Renkaat Oyj (a)	895,710	19,079,446
(Cost $29,504,255)		31,279,367
France 6.5%
Axa	667,900	17,865,809
BNP Paribas SA	296,600	21,704,771
Pernod Ricard SA (a)	80,500	13,985,039
Total SA	189,968	50,050,183
(Cost $65,128,183)		103,605,802
Germany 11.2%
Adidas-Salomon AG	102,600	18,347,084
BASF AG	252,200	17,725,406
Bayer AG	432,050	15,302,222
Continental AG	178,370	14,169,805
Deutsche Post AG (Registered)	633,200	16,017,845
E.ON AG	349,183	33,423,336
Fresenius Medical Care AG (a)	142,910	12,973,076
Hypo Real Estate Holding AG	568,000	28,011,950
Metro AG	227,778	11,570,054
Siemens AG (Registered)	133,470	10,140,002
(Cost $132,033,461)		177,680,780
Greece 2.6%
Alpha Bank AE	463,351	12,993,431
Hellenic Telecommunications Organization SA*	771,020	15,961,379
OPAP SA	369,500	11,750,567
(Cost $28,111,767)		40,705,377
Hong Kong 1.7%
Esprit Holdings Ltd. (Cost $14,688,769)	3,614,180	26,675,152
Hungary 0.7%
OTP Bank Rt (GDR) (REG S) (Cost $2,919,126)	151,578	11,943,897
India 1.2%
ICICI Bank Ltd. (Cost $14,225,297)	1,769,700	19,396,457
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $17,009,599)	795,300	15,269,760
Ireland 2.8%
Anglo Irish Bank Corp. PLC	1,210,740	16,365,133
CRH PLC	522,500	14,257,657
Grafton Group PLC (Units)*	1,362,400	14,390,147
(Cost $44,205,249)		45,012,937
Italy 5.4%
Banca Intesa SpA	5,399,730	26,104,671
Capitalia SpA	2,910,800	16,397,492
Enel SpA	1,425,543	12,681,350
Eni SpA	1,042,628	30,914,547
(Cost $64,009,239)		86,098,060
Japan 20.6%
Aiful Corp.	161,096	12,408,686
Astellas Pharma, Inc.	465,500	16,609,416
Canon, Inc.	561,000	28,401,559
Credit Saison Co., Ltd.	238,000	9,367,012
Dai Nippon Printing Co., Ltd.	528,088	8,442,746
Daito Trust Construction Co., Ltd.	284,300	11,903,960
Hoya Corp.	150,300	19,664,593
Mitsubishi Corp.	1,956,000	32,388,655
Mitsui Fudosan Co., Ltd.	1,023,000	13,196,213
Mitsui Sumitomo Insurance Co., Ltd.	963,000	9,851,273
Mizuho Financial Group, Inc.	5,432	30,362,779
Nippon Steel Corp.	5,196,500	15,245,106
Nissan Motor Co., Ltd.	1,745,333	18,379,490
Nitori Co., Ltd.	112,200	9,017,478
Sega Sammy Holdings, Inc.	371,700	27,384,924
Sharp Corp. (a)	586,547	8,878,070
Takefuji Corp.	186,000	13,047,688
Toyota Motor Corp.	843,500	34,533,609
Yamada Denki Co., Ltd. (a)	135,800	8,757,131
(Cost $232,650,846)		327,840,388
Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $10,298,476)	38,301	20,239,322
Netherlands 4.5%
ING Groep NV (a)	699,696	20,447,198
Royal Dutch Shell PLC "B"	1,104,143	37,439,102
Stork NV	287,000	14,335,682
(Cost $47,946,322)		72,221,982
Norway 1.2%
Statoil ASA (Cost $9,456,079)	758,689	18,630,992
Russia 1.0%
AFK Sistema (REG S)	404,791	8,173,892
OAO Gazprom (REG S) (e)	164,456	8,107,681
OAO Gazprom (REG S) (e)	5,084	250,999
(Cost $13,050,381)		16,532,572
Spain 2.9%
ACS, Actividades de Construccion y Servicios SA	612,200	18,462,436
Telefonica SA	1,670,580	27,694,734
(Cost $30,892,427)		46,157,170
Sweden 3.1%
ForeningsSparbanken AB (Swedbank)	642,760	15,819,386
SKF AB "B"	1,019,210	12,511,904
Telefonaktiebolaget LM Ericsson "B"	5,874,872	20,500,131
(Cost $31,341,065)		48,831,421
Switzerland 8.3%
Baloise Holding AG (Registered)	210,100	11,191,525
Nestle SA (Registered)	149,734	42,118,402
Novartis AG (Registered)	385,978	18,781,848
Roche Holding AG (Genusschein)	222,653	30,878,751
UBS AG (Registered)	361,970	29,730,131
(Cost $78,732,025)		132,700,657
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $6,555,939)	1,680,870	8,695,530
United Kingdom 16.9%
AstraZeneca PLC	267,123	12,241,895
BAA PLC	1,198,132	13,252,195
BHP Billiton PLC	1,854,531	27,650,828
Hammerson PLC	991,300	16,117,248
Hilton Group PLC	1,701,000	9,692,369
HSBC Holdings PLC	1,840,058	29,685,054
Imperial Tobacco Group PLC	998,300	27,812,491
Informa PLC	1,745,200	12,530,898
MFI Furniture Group PLC	3,519,400	7,376,276
National Grid PLC	1,429,068	13,564,941
Prudential PLC	1,292,073	11,851,140
Reckitt Benckiser PLC	485,200	15,079,175
Royal Bank of Scotland Group PLC	1,185,178	34,647,541
Vodafone Group PLC	10,653,946	29,284,653
Woolworths Group PLC	11,020,129	7,151,674
(Cost $193,561,298)		267,938,378
Total Common Stocks (Cost $1,110,802,682)		1,581,604,387
	Principal Amount ($)	Value ($)

Other 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	715,900	14,792
	Shares	Value ($)

Securities Lending Collateral 3.5%
Scudder Daily Assets Fund Institutional, 3.61% (b) (c) (Cost $54,692,884)	54,692,884	54,692,884

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 3.54% (d) (Cost $7,816,426)	7,816,426	7,816,426
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,173,311,992)+	103.5	1,644,128,489
Other Assets and Liabilities, Net	(3.5)	(55,039,401)
Net Assets	100.0	1,589,089,088

+ The cost for federal income tax purposes was $1,189,963,401. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $454,165,088. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $464,537,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,372,758.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2005 amounted to $52,011,128 which is 3.3% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Securities with the same description are the same corporate entity but trade on different stock exchanges.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005
Assets
Investments: Investments in securities, at value (cost $1,110,802,682) — including $52,011,128 of securities loaned	$ 1,581,619,179
Investment in Scudder Daily Assets Fund Institutional (cost $54,692,884)*	54,692,884
Investment in Scudder Cash Management QP Trust (cost $7,816,426)	7,816,426
Total investments in securities, at value (cost $1,173,311,992)	1,644,128,489
Foreign currency, at value (cost $1,177,534)	1,148,377
Dividends receivable	1,687,588
Interest receivable	38,414
Receivable for Fund shares sold	3,671,775
Foreign taxes recoverable	809,407
Other assets	53,456
Total assets	1,651,537,506
Liabilities
Payable upon return of securities loaned	54,692,884
Payable for investments purchased	2,784,379
Payable for Fund shares redeemed	2,279,731
Deferred foreign taxes payable	211,122
Accrued management fee	918,195
Other accrued expenses and payables	1,562,107
Total liabilities	62,448,418
Net assets, at value	$ 1,589,089,088
Net Assets
Net assets consist of: Undistributed net investment income	12,717,730
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $211,122)	470,605,375
Foreign currency related transactions	23,117
Accumulated net realized gain (loss)	(1,082,952,379)
Paid-in capital	2,188,695,245
Net assets, at value	$ 1,589,089,088

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($218,898,524 ÷ 4,614,661 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 47.44
Maximum offering price per share (100 ÷ 94.25 of $47.44)	$ 50.33

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,491,551 ÷ 716,483 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 46.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,402,781 ÷ 479,356 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 46.74
Class AARP Net Asset Value, offering and redemption price(a) per share ($27,084,517 ÷ 568,978 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 47.60
Class S Net Asset Value, offering and redemption price(a) per share ($1,278,401,828 ÷ 26,776,982 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 47.74
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,809,887 ÷ 185,166 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 47.58

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,533,651)	$ 40,067,720
Interest — Scudder Cash Management QP Trust	84,772
Interest	173,136
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	1,217,982
Total Income	41,543,610
Expenses: Management fee	10,735,566
Services to shareholders	3,737,478
Custodian and accounting fees	1,274,648
Distribution service fees	1,081,211
Auditing	105,172
Legal	31,660
Directors' fees and expenses	34,922
Reports to shareholders	57,560
Registration fees	53,860
Other	181,959
Total expenses, before expense reductions	17,294,036
Expense reductions	(108,098)
Total expenses, after expense reductions	17,185,938
Net investment income (loss)	24,357,672
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $752,702)	193,223,542
Foreign currency related transactions	2,564,888
195,788,430
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $211,122)	160,668,639
Foreign currency related transactions	197,230
160,865,869
Net gain (loss) on investment transactions	356,654,299
Net increase (decrease) in net assets resulting from operations	$ 381,011,971

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2005	2004
Operations: Net investment income (loss)	$ 24,357,672	$ 12,066,084
Net realized gain (loss) on investment transactions	195,788,430	191,464,554
Net unrealized appreciation (depreciation) during the period on investment transactions	160,865,869	64,007,531
Net increase (decrease) in net assets resulting from operations	381,011,971	267,538,169
Distributions to shareholders from: Net investment income: Class A	(2,251,691)	(1,714,818)
Class B	(53,018)	(6,719)
Class C	(63,244)	(5,870)
Barrett International Shares	—	(13,106)
Class AARP	(301,489)	(248,114)
Class S	(19,266,523)	(16,878,373)
Institutional Class	(113,152)	(340,402)
Fund share transactions: Proceeds from shares sold	154,941,844	428,744,477
Reinvestment of distributions	20,351,593	17,551,465
Cost of shares redeemed	(503,357,180)	(896,646,481)
Redemption fees	37,489	132,467
Net increase (decrease) in net assets from Fund share transactions	(328,026,254)	(450,218,072)
(Increase) decrease in net assets	30,936,600	(201,887,305)
Net assets at beginning of period	1,558,152,488	1,760,039,793
Net assets at end of period (including undistributed net investment income of $12,717,730 and $8,596,989, respectively)	$ 1,589,089,088	$ 1,558,152,488

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 37.86	$ 33.18	$ 32.35	$ 40.03	$ 57.54
Income (loss) from investment operations: Net investment income (loss)[a]	.56	.16	.26	.10	.06
Net realized and unrealized gain (loss) on investment transactions	9.48	4.82	.79	(7.76)	(14.89)
Total from investment operations	10.04	4.98	1.05	(7.66)	(14.83)
Less distributions from: Net investment income	(.46)	(.30)	(.22)	(.02)	—
Net realized gain on investment transactions	—	—	—	—	(2.68)
Total distributions	(.46)	(.30)	(.22)	(.02)	(2.68)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 47.44	$ 37.86	$ 33.18	$ 32.35	$ 40.03
Total Return (%)[b]	26.63	15.06	3.28	(19.13)	(26.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	192	204	218	312
Ratio of expenses (%)	1.33	1.55	1.49	1.31[c]	1.33
Ratio of net investment income (loss) (%)	1.28	.41	.84	.28	.17
Portfolio turnover rate (%)	57	82	104	105	85

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.

* Amount is less than $.005.

Class B
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 37.36	$ 32.74	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	.13	(.14)	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	9.31	4.77	.76	(7.71)	(10.20)
Total from investment operations	9.44	4.63	.79	(7.88)	(10.31)
Less distributions from: Net investment income	(.06)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 46.74	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[c]	25.21[e]	14.19[e]	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	40	47	60	92
Ratio of expenses before expense reductions (%)	2.62	2.49	2.27	2.08[d]	2.13*
Ratio of expenses after expense reductions (%)	2.37	2.37	2.27	2.08[d]	2.13*
Ratio of net investment income (loss) (%)	.24	(.41)	.06	(.49)	(.35)*
Portfolio turnover rate (%)	57	82	104	105	85

[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 37.35	$ 32.74	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[b]	.18	(.14)	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	9.32	4.76	.77	(7.71)	(10.20)
Total from investment operations	9.50	4.62	.80	(7.88)	(10.32)
Less distributions from: Net investment income	(.11)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 46.74	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[c]	25.44	14.17[d]	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	22	22	24	32
Ratio of expenses before expense reductions (%)	2.24	2.38	2.26	2.11	2.11*
Ratio of expenses after expense reductions (%)	2.24	2.36	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	.37	(.40)	.07	(.52)	(.33)*
Portfolio turnover rate (%)	57	82	104	105	85

[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 38.03	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Income (loss) from investment operations: Net investment income (loss)[a]	.56	.23	.33	.19	.20
Net realized and unrealized gain (loss) on investment transactions	9.52	4.86	.80	(7.80)	(14.96)
Total from investment operations	10.08	5.09	1.13	(7.61)	(14.76)
Less distributions from: Net investment income	(.51)	(.40)	(.30)	(.12)	(.06)
Net realized gain on investment transactions	—	—	—	—	(2.68)
Total distributions	(.51)	(.40)	(.30)	(.12)	(2.74)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 47.60	$ 38.03	$ 33.34	$ 32.51	$ 40.24
Total Return (%)	26.66	15.27[c]	3.53	(18.94)	(26.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	21	24	36
Ratio of expenses before expense reductions (%)	1.32	1.39	1.25	1.06	1.04[b]
Ratio of expenses after expense reductions (%)	1.32	1.35	1.25	1.06	1.04[b]
Ratio of net investment income (loss) (%)	1.29	.61	1.08	.53	.46
Portfolio turnover rate (%)	57	82	104	105	85

[a] Based on average shares outstanding during the period.

[b] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S
Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 38.10	$ 33.36	$ 32.51	$ 40.24	$ 57.73
Income (loss) from investment operations: Net investment income[a]	.71	.30	.35	.19	.18
Net realized and unrealized gain (loss) on investment transactions	9.54	4.86	.80	(7.80)	(14.94)
Total from investment operations	10.25	5.16	1.15	(7.61)	(14.76)
Less distributions from: Net investment income	(.61)	(.42)	(.30)	(.12)	(.05)
Net realized gain on investment transactions	—	—	—	—	(2.68)
Total distributions	(.61)	(.42)	(.30)	(.12)	(2.73)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 47.74	$ 38.10	$ 33.36	$ 32.51	$ 40.24
Total Return (%)	27.06	15.49[b]	3.62	(18.94)	(26.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,278	1,273	1,444	1,872	3,248
Ratio of expenses before expense reductions (%)	.98	1.23	1.18	1.06	1.07
Ratio of expenses after expense reductions (%)	.98	1.17	1.18	1.06	1.07
Ratio of net investment income (%)	1.63	.79	1.15	.53	.43
Portfolio turnover rate (%)	57	82	104	105	85
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class
Years Ended August 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 37.99	$ 33.28	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income[b]	.76	.39	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	9.51	4.84	.80	(7.79)	(10.24)
Total from investment operations	10.27	5.23	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(.68)	(.52)	(.37)	(.20)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 47.58	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	27.18	15.77[c]	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	21	16	22
Ratio of expenses before expense reductions (%)	.85	.96	.92	.83	.84*
Ratio of expenses after expense reductions (%)	.85	.94	.92	.83	.84*
Ratio of net investment income (%)	1.76	1.02	1.41	.76	.86*
Portfolio turnover rate (%)	57	82	104	105	85

[a] For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to August 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,077,452,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($615,044,000) and August 31, 2011 ($462,408,000), the respective expiration dates, whichever occurs first. During the year ended August 31, 2005, the Fund utilized $190,225,000 of a prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 23,868,447
Capital loss carryforwards	$ (1,077,452,000)
Net unrealized appreciation (depreciation) on investments	$ 454,165,088

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2005	2004
Distributions from ordinary income*	$ 22,049,117	$ 19,207,402

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, Class S shareholders redeeming or exchanging shares held less than six months were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $892,273,605 and $1,174,604,999, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor through September 30, 2005(see Note H) with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares, of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2005
Class A	$ 599,345	$ —	$ 167,016
Class B	303,855	92,572	66,372
Class C	102,894	—	28,231
Class AARP	134,702	—	30,603
Class S	2,145,604	—	585,405
Institutional Class	4,649	—	—
	$ 3,291,049	$ 92,572	$ 877,627

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $531,757, of which $4,983 is unpaid at August 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class B	$ 277,775	$ 24,220
Class C	171,094	15,282
	$ 448,869	$ 39,502

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2005	Annual Effective Rate
Class A	$ 486,861	$ 38,566.23%
Class B	92,259	8,102.25%
Class C	53,222	2,991.23%
	$ 632,342	$ 49,659

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2005 aggregated $16,963.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2005, the CDSC for Class B and C shares aggregated $168,805 and $967, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2005, SDI received $260.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $21,840, of which $3,120 is unpaid at August 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended August 31, 2005, the Advisor agreed to reimburse the Fund $15,526, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,016,052	$ 44,011,621	1,563,973	$ 57,915,810
Class B	116,972	4,951,557	406,427	15,253,713
Class C	127,573	5,386,704	151,746	5,683,306
Class AARP	80,734	3,497,237	111,735	4,290,433
Class S	2,044,084	87,962,103	8,945,892	333,710,788
Institutional Class	208,621	9,132,622	329,303	11,890,427
		$ 154,941,844		$ 428,744,477
Shares issued to shareholders in reinvestment of distributions
Class A	49,070	$ 2,129,658	43,674	$ 1,636,011
Class B	1,204	51,917	185	6,719
Class C	1,390	59,794	150	5,583
Barrett International Shares*	—	—	347	13,106
Class AARP	6,429	280,041	6,201	233,136
Class S	406,541	17,717,031	407,355	15,316,508
Institutional Class	2,607	113,152	9,092	340,402
		$ 20,351,593		$ 17,551,465
Shares redeemed
Class A	(1,530,591)	$ (65,754,074)	(2,680,449)	$ (99,187,889)
Class B	(470,874)	(19,893,079)	(772,625)	(28,981,563)
Class C	(228,615)	(9,734,100)	(240,928)	(9,064,857)
Barrett International Shares*	—	—	(28,767)	(1,106,647)
Class AARP	(133,700)	(5,783,017)	(142,128)	(5,406,696)
Class S	(9,081,899)	(391,666,255)	(19,239,089)	(724,479,832)
Institutional Class	(235,627)	(10,526,655)	(745,168)	(28,418,997)
		$ (503,357,180)		$ (896,646,481)
Redemption fees	—	$ 37,489	—	$ 132,467
Net increase (decrease)
Class A	(465,469)	$ (19,612,001)	(1,072,802)	$ (39,503,601)
Class B	(352,698)	(14,889,500)	(366,013)	(13,721,131)
Class C	(99,652)	(4,287,598)	(89,032)	(3,375,968)
Barrett International Shares*	—	—	(28,420)	(1,093,541)
Class AARP	(46,537)	(2,005,375)	(24,192)	(883,127)
Class S	(6,631,274)	(285,950,899)	(9,885,842)	(375,452,536)
Institutional Class	(24,399)	(1,280,881)	(406,773)	(16,188,168)
		$ (328,026,254)		$ (450,218,072)

* Effective August 20, 2004, shares of the Barrett International Class were liquidated.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Other

On July 7, 2005, Deutsche Bank AG, the parent company of the Fund's Advisor, entered into an agreement (the "Transaction") with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia. The Fund's subadvisor Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is proposed to be sold to Aberdeen. The Fund's Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund's Management Agreement with DeIM was approved for continuation. Aberdeen will play no role in managing the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $5,286,353 and earned $28,079,916 of foreign source income during the year ended August 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.16 per share as foreign taxes paid and $0.84 per share as income earned from foreign sources for the year ended August 31, 2005.

For federal income tax purposes, the Fund designates $44,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	42
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4,6] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on September 29, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	811165-810	811165-794	811165-786	811165-778
Fund Number	468	668	768	1468

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2005, Scudder International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER INTERNATIONAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                   to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related        Tax Fees           All Other
 Ended        Billed         Fees Billed          Billed          Fees Billed
August 31    to Fund          to Fund            to Fund             to Fund
--------------------------------------------------------------------------------
2005          $74,750          $225               $11,100              $0
--------------------------------------------------------------------------------
2004         $149,500          $185               $10,600              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
August 31          Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                $302,200              $136,355               $0
--------------------------------------------------------------------------------
2004                $767,051                 $0                  $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
August 31     (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005       $11,100               $0                $89,635            $100,735
--------------------------------------------------------------------------------
2004       $10,600               $0              $1,430,816          $1,441,416
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               November 1, 2005